UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 28, 2018

______________________________

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

_______________________________

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

875 Prospect Street, Suite 304 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 28, 2018 and February 11, 2019, Reven Housing REIT, Inc. (the “Company”), through a wholly-owned subsidiary, closed on the acquisition of a portfolio of 39 single family homes located in the Oklahoma City, Oklahoma metropolitan area, pursuant to a Single Family Homes Real Estate Purchase and Sale Agreement with Signature Holdings, LLC, WRG Investments, LLC, Foster Signature Investments, LLC and Lone Oak Run Investment Holdings, LLC (collectively, the “Seller”). The Seller is not a related party and the acquisition is not a transaction between affiliates.

The contract purchase price for the 39 single family homes was approximately $8,650,000.

On January 3, 2019, the Company filed a Current Report on Form 8-K/A (the “Initial Report”) with regard to the acquisition of 27 homes in the Oklahoma 39 Homes portfolio. On February 13, 2019, the Company filed a Current Report on Form 8-K/A with regard to the acquisition of the 12 remaining homes in the Oklahoma 39 Homes portfolio. This amendment is being filed for the sole purpose of filing the independent auditors report, financial statements and pro forma financial information with respect to the Oklahoma 39 Homes required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted with this Current Report on Form 8-K/A and are filed herewith:

Oklahoma 39 Homes

Report of Independent Auditors

Statements of Revenues Over Certain Operating Expenses for the nine months ended September 30, 2018 (unaudited) and the year ended December 31, 2017

Notes to Statements of Revenues Over Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted with this Current Report on Form 8-K/A and is filed herewith:

Reven Housing REIT, Inc.

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2018

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2018

Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2018

Notes to Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2018

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2017

Notes to Unaudited Pro Forma Statement of Operations for the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: March 12, 2019	/s/ Thad L. Meyer
Thad L. Meyer,
Chief Financial Officer

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of

Reven Housing REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Oklahoma 39 Homes for the year ended December 31, 2017, and the related notes to the statement of revenues over certain operating expenses.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Oklahoma 39 Homes for the year ended December 31, 2017, in accordance with accounting principles generally accepted in the United States of America.

Other Matters

As described in Note 2, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the revenues and expenses of Oklahoma 39 Homes. Our opinion is not modified with respect to this matter.

/s/ Squar Milner LLP

Irvine, California

March 12, 2019

OKLAHOMA 39 HOMES

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months	Year
	Ended	Ended
	September 30,	December 31,
	2018	2017
	(unaudited)

Rental income	$542,029	$659,509

Operating expenses:
Property operating and maintenance	72,062	85,287
Real estate taxes	75,206	79,297

Total operating expenses	$147,268	$164,584

Revenues over certain operating expenses	$394,761	$494,925

See the accompanying notes to statements of revenues over certain operating expenses.

OKLAHOMA 39 HOMES

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2018 (unaudited)

and the Year Ended December 31, 2017

1.	DESCRIPTION OF REAL ESTATE PROPERTY

Reven Housing REIT, Inc. (the “Company”), through its wholly-owned subsidiaries, purchased 39 properties located in the Oklahoma City metropolitan area, pursuant to that Single Family Homes Real Estate Purchase and Sale Agreement dated November 26, 2018 with Signature Holdings, LLC, WRG Investments, LLC, Foster Signature Investments, LLC and Lone Oak Run Investment Holdings, LLC (collectively, the “Seller”). The Seller is not a related party and the acquisition is not a transaction between affiliates.

The contract purchase price for the 39 acquired properties is approximately $8,650,000. On December 28, 2018, 27 of these homes were purchases for a contract purchase price of approximately $5,750,000. The remaining 12 homes were purchased on February 11, 2019 for a cost of approximately $2,900,000.

The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of single family homes located throughout the United States.

2.	BASIS OF PRESENTATION

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).

Oklahoma 39 Homes is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded on the basis that they may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Oklahoma 39 Homes. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Oklahoma 39 Homes.

The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2018 has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2018 are not necessarily indicative of the results that may be expected for the year ending December 31, 2018.

An audited statement of revenues over certain operating expenses for the year ended December 31, 2017 is being presented for the most recent fiscal year available instead of the two most recent years based on the following factors: (i) Oklahoma 39 Homes was acquired from an unrelated party and (ii) based on due diligence of Oklahoma 39 Homes by the Company, management is not aware of any material factors relating to Oklahoma 39 Homes that would cause this financial information not to be indicative of future operating results.

OKLAHOMA 39 HOMES

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2018 (unaudited)

and the Year Ended December 31, 2017

3.	SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Oklahoma 39 Homes leases single family homes under operating leases generally with terms of one year or less. Rental revenue, net of concessions, is recognized on a straight-line basis over the terms of the leases.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

4.	COMMITMENTS AND CONTINGENCIES

Legal Matters

From time to time, Oklahoma 39 Homes may become party to legal proceedings that arise in the ordinary course of its business. The Company is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its financial condition or results of operations of Oklahoma 39 Homes for the periods presented.

5.	SUBSEQUENT EVENTS

The Company evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued.

REVEN HOUSING REIT, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma financial statements and accompanying notes should be read in conjunction with the consolidated balance sheets of Reven Housing REIT, Inc. (“Reven Housing REIT” or the “Company”) as of December 31, 2017 and September 30, 2018 (unaudited), the related consolidated statements of operations, stockholders' equity, and cash flows for the year ended December 31, 2017 and for the nine months ended September 30, 2018 (unaudited), and the notes thereto. The consolidated financial statements of the Company as of and for the year ended December 31, 2017 and the consolidated financial statements as of and for the nine months ended September 30, 2018 (unaudited) have been included in the Company’s prior filings with the SEC. In addition, this unaudited pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Oklahoma 39 Homes, which are included herein.

The following unaudited pro forma consolidated balance sheet of the Company as of September 30, 2018 has been prepared to give effect to the acquisition of Oklahoma 39 Homes as if the acquisition occurred on September 30, 2018.

The following unaudited pro forma statements of operations of the Company for the nine months ended September 30, 2018 and for the year ended December 31, 2017 have been prepared to give effect to the acquisition of Oklahoma 39 Homes as if the acquisition occurred on January 1, 2017.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Oklahoma 39 Homes been consummated as of the dates indicated. In addition, the pro forma consolidated balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2018

	September 30,	Adjustments	Adjustments	September 30,
	2018(a)	Oklahoma 89	Oklahoma 39	2018
	(unaudited)	Acquisition (b)	Acquisition (c)	(Unaudited)

ASSETS
Investments in single-family residential properties:
Land	$11,328,161	$1,065,000	$1,295,300	$13,688,461
Buildings and improvements	52,677,702	5,835,000	7,353,354	65,866,056
	64,005,863	6,900,000	8,648,654	79,554,517
Accumulated depreciation	(6,061,956)	-	-	(6,061,956)
Investments in single-family residential properties, net	57,943,907	6,900,000	8,648,654	73,492,561

Cash, cash equivalents, and restricted cash	24,025,885	(6,855,860)	(8,533,596)	8,636,429
Rent and other receivables	614,329	-	-	614,329
Lease origination costs, net	388,084	41,830	38,630	468,544
Other assets,net	652,220	(71,000)	(100,316)	480,904

Total Assets	$83,624,425	$14,970	$53,372	$83,692,767

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued liabilities	$1,405,822	$-	$-	1,405,822
Resident security deposits	757,683	14,970	53,372	826,025
Notes payable, net	50,082,837	-	-	50,082,837

Total Liabilities	52,246,342	14,970	53,372	52,314,684

Stockholders' Equity
Common stock, 10,945,074 shares issued
and outstanding	10,945	-	-	10,945
Additional paid-in capital	42,543,805	-	-	42,543,805
Accumulated deficit	(11,176,667)	-	-	(11,176,667)

Total Stockholders' Equity	31,378,083	-	-	31,378,083

Total Liabilities and Stockholders' Equity	$83,624,425	$14,970	$53,372	$83,692,767

See the accompanying notes to unaudited pro forma consolidated balance sheet.

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2018

a)	Unaudited historical financial information was derived from Reven Housing REIT’s quarterly report on Form 10-Q as of September 30, 2018.

b)	Represents the pro forma effects of the acquisitions of the Oklahoma 89 Homes as reported on Form 8-K/A filed on February 27, 2019.

c)	Represents the acquisition of Oklahoma 39 Homes. The purchase price of Oklahoma 39 Homes was approximately $8,650,000. Reven Housing REIT recorded the cost of tangible assets and identifiable intangibles (consisting of lease origination costs) acquired based on their estimated fair values.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2018

	Actual	Pro Forma	Pro Forma		Pro Forma
	Nine months ended	Adjustments	Adjustments		Nine months ended
	September 30, 2018	Oklahoma 89	Oklahoma 39		September 30, 2018
	(Unaudited) (a)	Acquisition (b)	Acquisition		(Unaudited)
Revenue:
Rental income	$6,623,163	$675,791	$542,029	(c)	$7,840,983

Operating expenses:
Property operating and maintenance	2,081,009	160,796	72,062	(d)	2,313,867
Real estate taxes	1,104,657	53,009	75,206	(d)	1,232,872
Depreciation and amortization	1,631,824	190,000	229,500	(e)	2,051,324
General and administrative	1,702,990	-	-		1,702,990
Noncash share-based compensation	39,375	-	-		39,375

Total expenses	6,559,855	403,805	376,768		7,340,428

Operating income	63,308	271,986	165,261		500,555

Other income (expenses)
Casualty gain, net	76,133	-	-		76,133
Loss on early extinguisment of debt	(642,845)	-	-		(642,845)
Previously deferred stock issuance costs	(674,144)	-	-		(674,144)
Other	22,989	-	-		22,989
Interest expense	(1,277,105)	-	-		(1,277,105)

Total other expenses, net	(2,494,972)	-	-		(2,494,972)

Net income (loss)	$(2,431,664)	$271,986	$165,261		$(1,994,417)

Net loss per share, basic and diluted	$(0.23)				$(0.19)

Weighted average number of common
shares outstanding	10,769,062				10,769,062

See the accompanying notes to unaudited pro forma statement of operations

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2018

a)	Historical financial information was derived from Reven Housing REIT’s quarterly report on Form 10-Q for the nine months ended September 30, 2018.

b)	Represents the pro forma effects of the acquisitions of the Oklahoma 89 Homes as reported on Form 8-K/A filed on February 27, 2019.

c)	Represents net rental income for Oklahoma 39 Homes from tenants (not reflected in the historical statement of operations of Reven Housing REIT) for the nine months ended September 30, 2018, based on historical operations of the previous owner.

d)	Represents operating expenses and real estate taxes of Oklahoma 39 Homes (not reflected in the historical statement of operations of Reven Housing REIT) for the nine months ended September 30, 2018, based on historical operations of the previous owner.

e)	Represents adjustments to depreciation and amortization expense for Oklahoma 39 Homes (not reflected in the historical statement of operations of Reven Housing REIT) for the nine months ended September 30, 2018. Depreciation expense is calculated using the straight-line method over the estimated useful life of 27.5 years for the buildings. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

	Actual	Pro Forma	Pro Forma		Pro Forma
	Year ended	Adjustments	Adjustments		Year ended
	December 31, 2017	Oklahoma 89	Oklahoma 39		December 31, 2017
	(Audited) (a)	Acquisition (b)	Acquisition		(Unaudited)
Revenue:
Rental income	$7,817,709	$808,393	$659,509	(c)	$9,285,611

Operating expenses:
Property operating and maintenance	2,242,219	164,014	85,287	(d)	2,491,520
Real estate taxes	1,312,188	70,789	79,297	(d)	1,462,274
Depreciation and amortization	1,990,486	254,000	306,000	(e)	2,550,486
General and administrative	2,239,682	-	-		2,239,682
Noncash share-based compensation	174,375	-	-		174,375

Total expenses	7,958,950	488,803	470,584		8,918,337

Operating income (loss)	(141,241)	319,590	188,925		367,274

Other expenses
Other	(366,068)	-	-		(366,068)
Interest expense	(1,325,994)	-	-		(1,325,994)

Total other expenses, net	(1,692,062)	-	-		(1,692,062)

Net income (loss)	$(1,833,303)	$319,590	$188,925		$(1,324,788)

Net loss per share, basic and diluted	$(0.17)				$(0.12)

Weighted average number of common
shares outstanding	10,734,025				10,734,025

See the accompanying notes to unaudited pro forma statement of operations

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2017

a)	Historical financial information derived from Reven Housing REIT’s annual report on Form 10-K for the year ended December 31, 2017.

b)	Represents the pro forma effects of the acquisitions of the Oklahoma 89 Homes as reported on Form 8-K/A filed on February 27, 2019.

c)	Represents net rental income for the Oklahoma 39 Homes from tenants (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2017, based on historical operations of the previous owner.

d)	Represents operating expenses and real estate taxes of the Oklahoma 39 Homes (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2017, based on historical operations of the previous owner.

e)	Represents adjustments to depreciation and amortization expense for Oklahoma 39 Homes (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2017. Depreciation expense is calculated using the straight-line method over the estimated useful life of 27.5 years for the buildings. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.